UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 22, 2024
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (484) 583-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
__________________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	LNC	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 9.000% Non-Cumulative Preferred Stock, Series D	LNC PRD	New York Stock Exchange
__________________________________

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2024, the Compensation Committee of the Board of Directors of Lincoln National Corporation (the “Company” or “LNC”) adopted an amended and restated Severance Plan for Officers of LNC (the “Amended Severance Plan”) to add the Company’s Chief Executive Officer (“CEO”) as a participating officer in the plan and make certain other immaterial revisions.

Under the terms of the Amended Severance Plan, in the event of an “Involuntary Termination” other than for “Cause” (as such terms are defined in the Amended Severance Plan), the CEO would receive a severance payment amount equal to two times the CEO’s annual base salary plus the CEO’s target annual incentive program bonus amount, in each case as in effect immediately prior to the date of termination. Such amount would be paid out over a period of 104 weeks. The material terms of the Amended Severance Plan, as previously described in the Company’s 2024 Proxy Statement filed with the Securities and Exchange Commission on April 11, 2024, otherwise remain unchanged.

The foregoing description of the Amended Severance Plan is qualified in its entirety by reference to the Amended Severance Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
10.1	The Severance Plan for Officers of Lincoln National Corporation (amended and restated effective as of August 22, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ Nancy A. Smith
Name:	Nancy A. Smith
Title:	Senior Vice President and Secretary

Date: August 26, 2024